39212-P1 05/25

SUPPLEMENT DATED May 19, 2025

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

OF PUTNAM INTERMEDIATE-TERM MUNICIPAL INCOME FUND

At a meeting held on May 16, 2025, the Board of Trustees of Putnam Funds Trust (the “Trust”) approved a plan to liquidate Putnam Intermediate-Term Municipal Income Fund (the “Fund”), a series of the Trust (the “Plan”), upon recommendation by Franklin Advisers, Inc., the Fund’s investment adviser. The liquidation of the Fund is expected to occur on or about July 18, 2025 (the “Liquidation Date”), although the Fund may make dispositions of portfolio holdings prior to the Liquidation Date.

Effective July 3, 2025, the Fund will be closed to new investors, and effective July 15, 2025, the Fund will be closed to new purchases from existing investors, with limited exceptions, in anticipation of the liquidation. Shareholders can redeem their shares from the Fund at any time on or before the close of business on July 18, 2025 at the then-current net asset value.

As soon as reasonably practicable after the Liquidation Date, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, and after determination of any dividend(s) to be paid pursuant to the Plan, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of July 18, 2025 who have not previously redeemed all of their Fund shares or exchanged their Fund shares for those of another Putnam fund.

Shareholders should consult their tax advisors about the tax implications of the liquidation of the Fund.

Shareholders should retain this Supplement for future reference.